UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Monroe Capital Income Plus Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Subject: Monroe Capital Income Plus Corporation – Annual Stockholder Meeting – Action Requested

Hello Valued Shareholder,

I hope you are doing well and thank you for being an investor in Monroe Capital Income Plus Corporation.

We are reaching out because the Annual Shareholder Meeting of Monroe Capital Income Plus Corporation (the “Company”) is scheduled for June 17, 2025. As a stockholder, you are eligible to participate in the proxy voting.  Your vote is very important.

The vote is to re-elect two of the members of our Board of Directors, Russell Miron and Thomas J. Allison., to serve as Class I Directors.

The Company’s Board of Directors recommend that you vote “FOR” these re-elections.

Please use the following link to vote with your personal control number highlighted below. It will take less than 1 minute.

www.proxyvote.com

xxxxxxxxxxxxxxxx

For reference, here is a screen shot of the voting request:

Thank you,

Dayna

ANNUAL STOCKHOLDER MEETING YOUR VOTE IS IMPORTANT. Dear Fellow Stockholder: We are pleased to inform you that we are preparing for our upcoming Annual Stockholder Meeting, which will be held on June 17, 2025. We must successfully complete this year's Annual Stockholder Meeting proxy process in advance of the meeting date in order to avoid adjournment and limit the cost of additional solicitation. Enclosed are the proxy materials, which describe the proposals to be presented at this year's Annual Meeting in detail. The Board of Directors are seeking stockholder approval on the election of two Class I directors. We encourage you to review the proposals carefully. We encourage you to respond to the proxy solicitation by voting in favor of each of the proposals up for consideration. Please see the instructions below to vote your shares through the internet, phone, or hardcopy return. Failure to obtain the required votes for all of the proposals will cause the Annual Stockholder Meeting to be adjourned until all voting requirements are met. If you have any questions, please feel free to contact your financial advisor or call our proxy solicitor, Broadridge, at 1-833-201-5229. We thank you for your participation. Monroe Capital Income Plus Corporation P31683-LTR WITHOUT A PROXY CARD Call 1-833-201-5229 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PROXY QUESTIONS? Call 1-833-201-5229 ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO VOTE MONROE CAPITAL INCOME PLUS CORPORATION

PLEASE TAKE PROMPT ACTION ON THE MATERIALS ENCLOSED. P131683-EPB MONROE CAPITAL INCOME PLUS CORPORATION

MONROE CAPITAL

MONROE CAPITAL INCOME PLUS CORPORATION

Your vote is very important. Please vote your shares today.

The annual stockholder meeting will be held on June 17, 2025. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-833-201-5229.**



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

FOUR WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-833-201-5229 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

This Message Is From an External Sender This message came from outside your organization. To: Subject: Date: Attachments: Gilkis, Krystyna Blokhina Gilkis, Krystyna Blokhina FW: #RICSSUMID# Vote now! MONROE CAPITALINCOME PLUS CORPORATION Annual Meeting %P31683_0_0123456789012345_0000001% Thursday, April 17, 2025 12:03:08 PM image003.png From: SPECIMEN <id@proxyvote.com> Sent: Thursday, March 27, 2025 4:24 PM To: Berkowitz, Rebecca <Rebecca.Berkowitz@broadridge.com> Subject: #RICSSUMID# Vote now! MONROE CAPITAL INCOME PLUS CORPORATION Annual Meeting %P31683_0_0123456789012345_0000001% Proxy Be the vote that counts. MONROE CAPITAL INCOME PLUS CORPORATION 2025 Annual Meeting June 17, 2025 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important ZjQcmQRYFpfptBannerStart ZjQcmQRYFpfptBannerEnd Be the vote that counts.

This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 MONROE CAPITAL INCOME PLUS CORPORATION 2025 Annual Meeting June 17, 2025 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of April 14, 2025 Vote Common Shares by: June 16, 2025 Control Number: 0123456789012345

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!!123,456,789,012.00000 View documents: Proxy Statement | Shareholder Letter | Form 10-K | ProxyVote App Did you know you can access all of your proxy events in one place? Go to the Apple App Store or Google Play and search for "ProxyVote." Once you install the app, just create an account to get started. © 2025 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

Solicitation Script (Inbound and Outbound)

Monroe Capital Income Plus Corporation

Meeting Date: June 17, 2025

Toll-Free Number: 1-833-201-5229

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for Monroe Capital Income Plus Corporation My name is <Agent Name>. How may I assist you today?

VOTING:

The board has recommended a vote IN FAVOR of each of the proposals.  Would you like to vote along with the recommendation of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 1-833-201-5229.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

IF not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposals reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 1-833-201-5229.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote online or by phone as outlined in the proxy materials. Thank you again for your time today and have a wonderful day/evening.

© 2023 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	broadridge.com CONFIDENTIAL INFORMATION

Voting (Any vote needed):

The board has recommended a vote ”FOR” each of the proposals. You may choose to vote Against or Abstain and help the company reach a quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

Registered holder wants a new proxy card/or their control number: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  The board has recommended a vote FOR each of the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor, and they can arrange to have a new voting instruction form sent to you.  However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  The board has recommended a vote FOR each of the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

PRE-RECORDED MESSAGES – NO CHANGES

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy-related calls. If you have questions regarding your investment, please contact your Investment professional. Thank you.

CC Hours (Eastern Time):

Monday through Friday, 9AM to 10PM

CONFIDENTIAL INFORMATION | © 2023	2